UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2014

Crumbs Bake Shop, Inc.

(Exact name of registrant as specified in its charter)

Delaware	27-1215274
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

C/O Cole, Schotz, Meisel, Forman & Leonard, P.A., 25 Main Street, Hackensack, NJ 07601 Attn: Marc Press, Esq.	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 525-6271

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 30, 2014, the Company filed a Form 15 with the Securities and Exchange Commission pursuant to Section 12(g)(4) of the Securities Exchange Act of 1934, as amended, voluntarily deregistering all of its securities which were registered under the Securities Act of 1933, as amended. The Company does not intend to file periodic or current reports or furnish or file other information with the Securities Exchange Commission or to its stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUMBS BAKE SHOP, INC.

Dated: September 30, 2014	By:	/s/ John D. Ireland
John D. Ireland
Chief Financial Officer

2